Exhibit 10.32

EXECUTION VERSION

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Agreement”), dated February 5, 2015, is by each of the sellers identified in Schedule I to the Loan Purchase Agreement (each, an “Assignor” and collectively, the “Assignors”), dated as of February 5, 2015 (as amended, restated, modified or supplemented from time to time, the “Loan Purchase Agreement”) in favor of ONEMAIN FINANCIAL FUNDING III, LLC, a Delaware limited liability company (the “Depositor”) on behalf of itself and WELLS FARGO BANK, N.A., a national banking association, not in its individual capacity but solely as loan trustee for the benefit of the Depositor (in such capacity, the “Depositor Loan Trustee” and together with the Depositor, the “Assignees”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Loan Purchase Agreement.

For and in consideration of the sum of $1,585,572,108.08 and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, which consideration shall be allocated among the Assignors based on the portion thereof owing to each Assignor as Purchase Price in respect of Loans sold by such Assignor to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor pursuant to the Loan Purchase Agreement and as further identified in this Agreement, the parties hereto hereby agree as follows:

In accordance with and subject to the terms and conditions of the Loan Purchase Agreement, each Assignor hereby confirms the sale, transfer, conveyance and assignment to the Depositor and solely in the case of legal title to the Loans the Depositor Loan Trustee for the benefit of the Depositor pursuant to the Loan Purchase Agreement without recourse except as previously provided in the Loan Purchase Agreement, all of the right, title and interest of such Assignor in, to and under those Loans for which such Assignor is identified as the Seller on Schedule A and the other Purchased Assets related thereto. Each of the Depositor and the Depositor Loan Trustee for the benefit of the Depositor hereby accepts such assignment and the Depositor shall, in accordance with the terms of the Loan Purchase Agreement, deliver to or at the direction of each Assignor the consideration identified in the preceding paragraph.

Each Assignor represents and warrants that this Agreement will (i) vest in the Depositor and the Depositor Loan Trustee for the benefit of the Depositor sole and exclusive ownership of all the related Purchased Assets free and clear of any Lien of any Person claiming through or under such Assignor or any of its Affiliates and in compliance with all Requirements of Law applicable to such Assignor and (ii) constitute a valid assignment of such Assignor’s interest in the related Purchased Assets, enforceable against such Assignor and, upon the filing of all appropriate UCC financing statements, against all other persons, including creditors of and all other entities that have purchased or will purchase assets from such Assignor. The Cut-Off Date for the Loans identified in this Agreement is February 2, 2015.

IN WITNESS WHEREOF, the Assignors have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

EXECUTION VERSION

ONEMAIN FINANCIAL, INC., a Delaware corporation, as a Seller

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a Hawaii corporation, as a Seller

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL (HI), INC., a Hawaii corporation, as a Seller

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL SERVICES, INC., a Minnesota corporation, as a Seller

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL, INC., a West Virginia corporation, as a Seller

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]

EXECUTION VERSION

ONEMAIN FINANCIAL FUNDING III, LLC, as Depositor

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

[SIGNATURE PAGE TO ASSIGNMENT AGREEMENT]